UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event Reported): September 16, 2025 (September 12, 2025)
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MercadoLibre, Inc.
(Exact name of Registrant as specified in Charter)
Commission file number 001-33647
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Delaware	98-0212790
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification Number)
WTC Free Zone
Dr. Luis Bonavita 1294, Of. 1733, Tower II
Montevideo, Uruguay , 11300
(Address of registrant’s principal executive offices) (Zip Code)
(+598) 2-927-2770
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2025, MercadoLibre, Inc. (the “Company”), as borrower, entered into Amendment No. 1 to the Amended and Restated Revolving Credit Agreement (the “First Amendment”) with the lenders party thereto (the “Lenders”), Citibank, N.A. as administrative agent (the “Administrative Agent”) and MercadoLibre S.R.L., Ebazar.com.br Ltda., Mercado Pago Instituição de Pagamento Ltda, DeRemate.com de Mexico S. de R.L. de C.V., MPFS, S. de R.L. de C.V., MP Agregador, S. de R.L. de C.V., MercadoLibre Chile Ltda., and MercadoLibre Colombia Ltda. as guarantors (collectively, the “Guarantors”).

The First Amendment amends the Amended and Restated Revolving Credit Agreement, dated as of September 27, 2024 (as amended by the First Amendment, the “Amended Credit Agreement”), among the Company, as borrower, the Lenders, the Administrative Agent and the Guarantors, to permit the Company to request, at one or more times, that existing and/or new lenders, at their election, provide up to $400,000,000 of additional commitments, for an aggregate principal amount of credit commitments of up to $800,000,000.

The First Amendment also amends and restates Annex I (Commitments) of the Amended Credit Agreement in its entirety.

The Company’s obligations under the Amended Credit Agreement remain guaranteed on an unsecured basis by the Guarantors. All other obligations of the Company under the Amended Credit Agreement remain unchanged.

Certain of the Lenders and their respective affiliates have engaged in, and may in the future engage in, investment banking, advisory roles and other commercial dealings in the ordinary course of business with the Company and/or the Company’s affiliates. These participants have received, or may in the future receive, customary fees and commissions for these transactions.

This description of the First Amendment is qualified in its entirety by reference to the First Amendment, which is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Amendment No. 1 to the Amended and Restated Revolving Credit Agreement, dated September 12, 2025, among MercadoLibre, Inc., as borrower, the lenders party thereto, Citibank, N.A., as administrative agent, and MercadoLibre S.R.L., Ebazar.com.br Ltda., Mercado Pago Instituição de Pagamento Ltda, DeRemate.com de Mexico S. de R.L. de C.V., MPFS, S. de R.L. de C.V., MP Agregador, S. de R.L. de C.V., MercadoLibre Chile Ltda., and MercadoLibre Colombia Ltda. as guarantors.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 1 to the Amended and Restated Revolving Credit Agreement, dated September 12, 2025, among MercadoLibre, Inc., as borrower, the lenders party thereto, Citibank, N.A., as administrative agent, and MercadoLibre S.R.L., Ebazar.com.br Ltda., Mercado Pago Instituição de Pagamento Ltda, DeRemate.com de Mexico S. de R.L. de C.V., MPFS, S. de R.L. de C.V., MP Agregador, S. de R.L. de C.V., MercadoLibre Chile Ltda., and MercadoLibre Colombia Ltda. as guarantors.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCADOLIBRE, INC.
Registrant

Date: September 16, 2025	By:	/s/ Martín de los Santos
Martín de los Santos
Executive Vice President and Chief Financial Officer